UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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CALPIAN, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CALPIAN, INC.

500 North Akard Street, Suite 2850

Dallas, Texas 75201

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2012

May 23, 2012

Dear Shareholder:

On behalf of the Board of Directors of Calpian, Inc. (the “Company”), I invite you to attend our 2012 Annual Meeting of Shareholders. We hope you can join us. The Annual Meeting will be held:

At:	Law Offices of Sheef & Stone LLP 500 N. Akard Ave., Suite 2700 Dallas, Texas 75201, U.S.A.

On:	June 21, 2012

Time:	10:00 a.m., local time

The Notice of Annual Meeting of Shareholders, the Proxy Statement and our 2011Annual Report on Form 10-K accompany this letter.

At the Annual Meeting, we will report on important activities and accomplishments of the Company and review the Company’s financial performance and business operations. You will have an opportunity to ask questions and gain an up-to-date perspective on the Company and its activities. You will also have an opportunity to meet directors and other key executives of the Company.

As discussed in the enclosed Proxy Statement, the Annual Meeting will also be devoted to the election of directors, the ratification of the appointment of the Company’s independent registered public accounting firm, and consideration of any other business matters properly brought before the Annual Meeting.

We know that many of our shareholders will be unable to attend the Annual Meeting. We are soliciting proxies so that each shareholder has an opportunity to vote on all matters that are scheduled to come before the shareholders at the Annual Meeting. Whether or not you plan to attend, please take the time now to read the Proxy Statement and vote by proxy by signing, dating and returning your proxy card promptly in the enclosed postage-paid envelope. You may revoke your proxy at any time before it is exercised at the Annual Meeting. Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

If you have any questions about the Proxy Statement, please contact Clark Moore, Corporate Counsel, at (415) 685-5622.

Thank you for your continuing interest in Calpian, Inc. We look forward to seeing you at our Annual Meeting.

/s/ Harold H. Montgomery
Harold H. Montgomery
Chairman, Chief Executive Officer and Secretary

CALPIAN, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 23, 2012

To the Shareholders of CALPIAN, INC.:

Notice is hereby given that the Annual Meeting of Shareholders (the “Meeting”) of Calpian, Inc., a Texas corporation (the “Company”), will be held on Thursday, June 21, 2012, at 10:00 a.m., local time, at the Law Offices of Sheef & Stone LLP, 500 N. Akard Ave., Suite 2700, Dallas, Texas 75201, U.S.A., for the following purposes:

1.	To elect three persons to the Board of Directors of the Company, each to serve until the next annual meeting of shareholders of the Company or until such person shall resign, be removed or otherwise leave office;

2.	To ratify the selection by the Board of Directors of the Company of Whitley Penn LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012; and

3.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

Only shareholders of record at the close of business on May 23, 2012, are entitled to notice and to vote at the Meeting and any adjournment thereof. A Proxy Statement describing the matters to be considered at the Meeting is attached to this Notice. Our 2011 Annual Report on Form 10-K accompanies this Notice, but it is not deemed to be part of the Proxy Statement.

It is important that your shares are represented at the Meeting. We urge you to review the attached Proxy Statement and, whether or not you plan to attend the Meeting in person, please vote your shares promptly by completing, signing and returning the accompanying proxy card. You do not need to affix postage to the enclosed reply envelope if you mail it within the United States. If you attend the Meeting, you may withdraw your proxy and vote your shares in person as described in greater detail in the Proxy Statement.

If you plan to attend the Meeting, please mark the accompanying proxy card in the space provided and return it to us. This will assist us with meeting preparations. If your shares are not registered in your own name and you would like to attend the Meeting, please ask the broker, trust, bank or other nominee that holds your shares to provide you with evidence of your share ownership. This will enable you to gain admission to the Meeting.

By Order of the Board of Directors,

/s/ Harold H. Montgomery
Harold H. Montgomery
Chairman, Chief Executive Officer and Secretary

Dallas, Texas

May 23, 2012

Important Notice Regarding the Internet Availability of Proxy Materials for the Shareholders Meeting to be Held on June 21, 2012.

This Proxy Statement, the accompanying proxy card and our Annual Report on Form 10-K Report are also available on our website at http://www.calpian.com.

CALPIAN, INC.

500 North Akard Street, Suite 2850

Dallas, Texas 75201

PROXY STATEMENT

This Proxy Statement and the accompanying proxy card are being furnished with respect to the solicitation of proxies by the Board of Directors of Calpian, Inc., a Texas corporation (the “Company,” “Calpian,” or “we”), for the 2012 Annual Meeting of Shareholders (the “Meeting” or the “Annual Meeting”). The Meeting is to be held at 10:00 a.m., local time, on Thursday, June 21, 2012, at the Law Offices of Sheef & Stone LLP, 500 N. Akard Ave., Suite 2700, Dallas, Texas 75201, U.S.A.

The approximate date on which the Proxy Statement and proxy card are intended to be sent or given to shareholders is May 29, 2012.

The purpose of the Meeting is to seek shareholder approval of two (2) proposals: (i) electing three (3) directors to the Board of Directors; and (ii) ratifying the appointment of the Company’s independent registered public accounting firm for fiscal year 2012. In addition, management will report on our current business operations and respond to appropriate questions from shareholders.

Who May Vote

The Board of Directors (the “Board”) has fixed the close of business on May 23, 2012, the “Record Date,” as the date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, 20,089,366 shares of our par value $.001 common stock (“Common Stock”) were issued and outstanding. Each outstanding share of Common Stock is entitled to one vote on each proposal submitted to vote at the Annual Meeting. As of the Record Date, there were no other voting securities issued or outstanding.

A majority of the issued and outstanding shares entitled to vote, represented either in person or by proxy, is necessary to constitute a quorum for the transaction of business at the Annual Meeting. In the absence of a quorum, the Annual Meeting may be adjourned from time to time until shareholders holding the requisite number of shares are represented in person or by proxy. Proxies submitted with abstentions will be counted towards a quorum at the Annual Meeting, but will not count as votes for or against the proposals. If a quorum is present, the proposals presented in this proxy statement (other than the election of directors) will require the affirmative vote of at least a majority of our outstanding shares of Common Stock. Directors are elected by plurality of the votes cast at the Meeting.

A list of shareholders entitled to vote at the Meeting will be available at the Meeting, and will also be available for ten days prior to the Meeting, during office hours, by contacting our Corporate Secretary at the executive offices of the Company at: Corporate Secretary, Calpian, Inc., 500 North Akard Street, Suite 2850, Dallas, Texas 75201.

Broker “non-votes” are included for the purposes of determining whether a quorum of shares is present at the Meeting. A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Brokers who hold shares of common stock for the accounts of their clients may vote such shares either as directed by their clients or in their own discretion if permitted by the stock exchanges or other organizations of which they are members. Members of the New York Stock Exchange (the “NYSE”) are permitted by NYSE Rule 452 to vote their clients’ proxies in their own discretion on certain routine matters, such as the ratification of the selection of the Company’s independent registered public accounting firm, if the clients have not furnished voting instructions within ten days of the Annual Meeting. However, under Rule 452 various proposals such as the election of directors are considered “non-discretionary,” and brokers who have received no instructions from their clients do not have discretion to vote on those proposals.

Voting Your Proxy

You may vote by completing and signing the proxy card and mailing it in the enclosed postage-paid envelope. Many shareholders hold their shares through a broker, or other nominee, rather than directly in their own names. If your shares are held in the name of a brokerage firm, bank nominee, or other institution, only it can give a proxy with respect to your shares. You should receive a proxy card from your bank or broker, which you must return in the envelope provided in order to have your shares voted.

Our Board recommends that you vote your shares FOR the election of the nominees for director set forth herein, and FOR ratification of Whitley Penn LLP as the Company’s independent registered public accounting firm.

The shares represented by any proxy duly given will be voted at the Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, the shares will be voted FOR the election of the nominees for director set forth herein, and FOR ratification of Whitley Penn LLP as the Company’s independent registered public accounting firm. As to any other matters properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting, such proxies will be voted in the sole discretion of the proxy holders.

Each share of Common Stock outstanding on the record date will be entitled to one vote on all matters. Under Proposal 1 (Election of Directors), the three (3) candidates for election as directors at the Meeting are uncontested. Directors are elected by plurality of the votes cast at the Meeting. Proposal 2 (Ratification of Independent Registered Public Accounting Firm) requires the vote of a majority of the shares present in person or by proxy at the Meeting for approval.

Shares which abstain from voting as to a particular matter, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as shares voting on such matter. Accordingly, abstentions and “broker non-votes” will have no effect on the voting on matters that require the affirmative vote of a plurality or a majority of the votes cast on the matter.

Revoking Your Proxy

Even if you execute a proxy, you retain the right to revoke it and to change your vote by notifying us at any time before your proxy is voted at the Meeting. Mere attendance at the Meeting will not revoke a proxy. Such revocation may be effected in writing by execution of a subsequently dated proxy, or by a written notice of revocation, sent to the attention of the Secretary at the address of our principal office set forth above in the Notice to this Proxy Statement or your attendance and voting in person at the Meeting. Shares held in your name as the shareholder of record may be voted in person at the Meeting. Shares held beneficially in street name may be voted in person at the Meeting only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Meeting, we recommend that you also submit your proxy card or voting instructions as described above so that your vote will be counted if you later decide not to attend the Meeting.

Unless so revoked, the shares represented by proxies, if received in time, will be voted in accordance with the directions given therein.

If the Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Meeting (except for any proxies that have at that time effectively been revoked or withdrawn), even if the proxies had been effectively voted on the same or any other matter at the originally convened Meeting.

You are requested, regardless of the number of shares you own or your intention to attend the Meeting, to sign the enclosed proxy card and return it promptly in the enclosed envelope.

Solicitation of Proxies

The expenses of solicitation of proxies will be paid by the Company. We may solicit proxies by mail, and the officers and employees of the Company, who will receive no extra compensation therefore, may solicit proxies personally or by telephone. The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

Only one copy of the Company’s 2011 Annual Report on Form 10-K and Proxy Statement for the 2012 Annual Meeting of Shareholders will be delivered to an address where two or more shareholders reside unless we have received contrary instructions from a shareholder at the address. A separate proxy card will be delivered to each shareholder at the shared address.

If you are a shareholder who lives at a shared address and you would like additional copies of the 2011 Annual Report on Form 10-K, this Proxy Statement, or any future annual reports or proxy statements, please contact the Company’s Corporate Secretary at the address below and we will promptly mail you copies: Corporate Secretary, Calpian, Inc., 500 North Akard Street, Suite 2850, Dallas, Texas 75201, (214) 758-8600.

Interest of Officers and Directors in Matters to Be Acted Upon

None of the Company’s officers or directors have any interest in any of the matters to be acted upon, except to the extent that a director is named as a nominee for election to the board of directors.

No Adverse Interests of Officers or Directors

None of the Company’s executive officers or directors is a party adverse to the Company or has a material interest adverse to the Company.

Directors and Executive Officers

Set forth below are the names of our current directors, officers and significant employees, their ages, all positions and offices that they hold with us, the period during which they have served as such, and their business experience during at least the last five years. Directors are elected at each annual meeting of shareholders, and each executive officer serves until his resignation, death, or removal by the Board of Directors.

Name	Age	Officer	Date of Appointment or Election
Harold H. Montgomery	52	Chairman of the Board, Chief Executive Officer, and Secretary	April 23, 2010
Craig A. Jessen	54	President and Director	April 23, 2010
David N. Pilotte	53	Chief Financial Officer	April 23, 2010
Laird Q. Cagan	54	Director	April 23, 2010

Harold H. Montgomery, Chairman of the Board, Chief Executive Officer and Secretary

Mr. Montgomery, age 52, has been Chairman of the Board, Chief Executive Officer, and Secretary of the Company since April 2010. A co-founder of the Company, in 1987 Mr. Montgomery started ART Holdings, Inc. (“ART”), a merchant payment processing company. While a full-time employee of ART Holdings, Inc., Mr. Montgomery led a team doing business under the name “Calpian,” who acquired over 200 ISO merchant processing portfolios between 2003 and 2009. Mr. Montgomery continues to serve ART as a director and executive officer. From 1985 to 1987, Mr. Montgomery worked for Wellington Associates, a Dallas-based investment bank focused on mergers and acquisitions and corporate finance. In 1993, Mr. Montgomery managed the Dallas Area Rapid Transit Authorization election campaign.

Mr. Montgomery is a Trustee of the Communities Foundation of Texas, a community chest foundation. He is also a Trustee of the Caruth Foundation and St. Mark’s School of Texas. He has served as a board member and president of the Dallas Committee on Foreign Relations and Big Thought, a community education agency. He is a member of the Council on Foreign Relations located in New York. Mr. Montgomery was a member of the Young Presidents’ Organization (“YPO”) from 1991 to 2009, and chaired the Florence, Italy YPO University.

Mr. Montgomery has served as an industry expert for the Federal Reserve Bank of Philadelphia Payment Card Center and the U.S. Congress as an expert witness for credit card reform legislation. He is a frequent speaker at industry events and trade shows, and a regular contributor to industry trade publications, including Transaction World Magazine.

Mr. Montgomery attended St. Mark’s School of Texas and Stanford University where he received a BA (International Relations) in 1982 and an MBA in 1985.

Mr. Montgomery brings to the Board of Directors extensive experience in the payment processing industry as well as extensive experience acquiring residual portfolios.

Craig A. Jessen, President and Director

Mr. Jessen, age 54 has been President and Director of the Company since April 2010. From 2001 to 2009, he served as President and Chief Operating Officer of ART. While an employee of ART, Mr. Jessen was the operating executive responsible for the acquisitions and integrations of Checktronic (1993) and Cash Lane (1999). Mr. Jessen was involved in the launch and conduct of ART’s merchant credit card processing business. In addition, while at ART, he provided advice to ISOs and agents in multiple business areas including, but not limited to, the areas of risk management, customer service, sales channel profitability, sales efficiency, processing contracts, pricing, attrition, work flow and staffing levels. Mr. Jessen continues to serve ART as a director and executive officer. From 1987 to 1990 Mr. Jessen worked at Transport Insurance Company, an insurance company with offices in Dallas, Texas; from 1984 to 1986 with InterFirst Corporation, a multibank holding company headquartered in Dallas, Texas; from 1978 to 1984 with United Parcel Service, a worldwide shipping, freight, logistics and supply chain management company, out of its Dallas, Texas offices.

Mr. Jessen earned his BBA from the University of Texas at Arlington in 1984, and his MBA from Southern Methodist University in 1987.

Mr. Jessen brings to the Board of Directors extensive experience in the payment processing industry as well as extensive experience acquiring residual portfolios.

David N. Pilotte, Chief Financial Officer

Mr. Pilotte, age 53, has been Chief Financial Officer of the Company since April 2010. In 1996 Mr. Pilotte formed an independent consulting practice, DNP Financial, LLC, located in Plano, Texas, through which he has advised and continues to advise small and middle-market companies on matters of accounting, corporate finance, public reporting, due diligence, debt restructuring, and profit improvement and has served, on occasion, as an interim executive. From June 2007 to February 2008, Mr. Pilotte served as Chief Financial Officer of Omniflight Helicopters, an Addison, Texas based company providing air ambulance services nationwide. From October 2004 to

June 2006, Mr. Pilotte served as Chief Financial Officer and Chief Operating Officer of Digital Recorders, Inc., a NASDAQ listed company headquartered in Dallas, Texas. Digital Recorders engages in the design, manufacture, and sale of digital telemetry equipment for public transportation systems and surveillance equipment for the military and law enforcement agencies. Prior to 2004, Mr. Pilotte held the positions of Chief Financial Officer, Corporate Controller, and Corporate Treasurer with public companies ranging from start-ups to $700 million in revenue corporations, including Axtive Corporation (NASDAQ), American Pad & Paper (AMEX), Cyrix/National Semiconductor (NASDAQ), and Baldor Electric Company (NYSE). Mr. Pilotte started his career with Arthur Andersen & Company in 1984.

Mr. Pilotte holds a bachelor’s degree in finance from the University of Florida, an MBA with concentrations in general management and accounting from the University of Houston, and has been a CPA in Texas since 1986. Mr. Pilotte is a member of CEO Netweavers and Financial Executives International, he serves as an accounting and reporting expert for investor information groups Evaluserve’s Circle of Experts and the Gerson Lehrman Group.

Laird Q. Cagan, Director

Mr. Cagan, age 54, is a co-founder and, since 2001, has been Managing Director of Cagan McAfee Capital Partners, LLC (“CMCP”), a merchant bank based in Cupertino, California. From 2004 to 2009, Mr. Cagan was a Managing Director of Chadbourn Securities, Inc., a FINRA licensed broker-dealer. In 2009, Chadbourn merged into Colorado Financial Service Corp. (“CFSC”), a FINRA-licensed broker-dealer and Placement Agent for our Company, whereupon Chadbourn relinquished its broker-dealer license and Mr. Cagan became a Managing Director of CFSC until he resigned in February, 2012. CFSC is not affiliated with CMCP. Mr. Cagan also continues to serve as President of Cagan Capital, LLC, a merchant bank he formed in 1990, the operation of which transitioned into CMCP. Mr. Cagan has served or serves on the Board of Directors of the following companies: Evolution Petroleum Corporation, a Houston-based public company involved in the acquisition, exploitation, development, and production of crude oil and natural gas resources (since 2003, where Mr. Cagan is also a co-founder and former Chairman); Aemetis, Inc. (formerly AE Biofuels, Inc.), a bio-fuels company headquartered in Cupertino, California (from 2006 to 2008, where Mr. Cagan is also a co-founder); Career College Holding Company (formerly WorldSage, Inc.), a California-based public company that purchased a for-profit college in Switzerland in October 2007 and subsequently sold that college in 2008 (since 2006); Fortes Financial Corporation, an Irvine, California-based mortgage bank (since 2007); TWL Corporation, a Carrollton, Texas-based publicly-traded workplace training and education company (from 2007 to 2008); and CAMAC Energy Inc. (formerly Pacific Asia Petroleum, Inc.), a Houston, Texas-based publicly-traded international energy company engaged in the business of oil and gas development, production and distribution in China and Nigeria (from 2007 to 2009); Global Carbon Group, LLC a San Francisco, California-based private company focused on preserving tropical rainforests in Latin America through market mechanisms (since 2010 where Mr. Cagan is also founder and Chairman); Blue Earth, Inc., a Henderson, Nevada-based publicly-traded energy efficiency company (Chairman since 2011); Tombstone Exploration, an Arizona-based publicly-traded mining company (Since 2011); iSoccer, a San Francisco-based private company providing training and education for soccer youth players on the Internet (since 2011). Mr. Cagan attended M.I.T. and received his BS and MS degree in engineering, and his MBA, all from Stanford University. He is a former member of the Stanford University Athletic Board and founding Chairman of the SF Bay Chapter of the Young Presidents’ Organization.

Mr. Cagan brings to the Board of Directors extensive experience in raising capital and advising micro-cap companies on capital structure and strategy.

CORPORATE GOVERNANCE

Our current corporate governance practices and policies are designed to promote shareholder value and we are committed to the highest standards of corporate ethics and diligent compliance with financial accounting and reporting rules. Our Board of Directors provides experience and leadership in the exercise of its responsibilities. Our management oversees a system of internal controls and compliance with corporate policies and applicable laws and regulations, and our employees operate in a climate of responsibility, candor and integrity.

Board of Directors

The Company’s Board of Directors is comprised of Mr. Montgomery, the Company’s Chief Executive Officer, Mr. Jessen, the Company’s President, and Mr. Cagan, each of whom is also a significant shareholder. The Company has no “independent directors” as defined in Rule 5605(a)(2) of the Listing Rules of the NASDAQ Stock Market. The Company has no separate committees and all matters of corporate governance are addressed by the full Board of Directors. In matters involving the directors who are executive officers and their separate interests, Mr. Cagan, the sole director who is not an executive officer, casts the single vote. All members of the Board will serve until the next annual meeting of shareholders and until successors are elected and qualified by our shareholders, or until their retirement, resignation or removal.

The Board’s Role in Risk Oversight

The Board oversees that the assets of the Company are properly safeguarded, that the appropriate financial and other controls are maintained and that the Company’s business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the Board of Directors’ oversight of the various risks facing the Company. In this regard, the Board seeks to understand and oversee critical business risks. The Board does not view risk in isolation. Risks are considered in virtually every business decision and as part of the Company’s business strategy. The Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for the Company to be competitive and to achieve its objectives.

While the Board oversees risk management, Company management is charged with managing risk. The Company is in the process of developing internal processes and strengthening its existing internal controls to identify and manage risks and to communicate with the Board. The Board plans to monitor and evaluate the effectiveness of the internal controls and the risk management program at least annually. Management communicates routinely with the director who is not an officer of the Company on the significant risks identified and how they are being managed.

Currently, Mr. Montgomery serves in the capacity of Chairman of the Board of Directors and the Chief Executive Officer. Given Mr. Montgomery’s extensive business experience and knowledge of the Company, the Board believes that the interests of all of the Company’s shareholders are best served at the present time through a leadership model with a combined Chairman/CEO structure. The Board also believes that Mr. Montgomery’s extensive knowledge of the Company and the industry in which it operates places him in the best position to provide leadership to the Board as it considers strategy and that having a Chairman who is not involved with the day-to-day operations of the Company would not be productive or in the best interests of the Company’s shareholders.

Audit Committee

The Board currently has neither a separate audit committee, an audit committee charter, nor an “audit committee financial expert” as defined by applicable SEC rules. The Board of Directors believes that it is not necessary to have an “audit committee financial expert” at this time because the functions of “audit committee financial expert” are adequately performed by the Board of Directors with the assistance of the Company’s Chief Financial Officer. As the Company grows, the Board will consider the establishment of a separate audit committee and, if established, will search for one or more qualified individuals to serve on the committee and as the Board’s “audit committee financial expert.”

Report of the Audit Committee

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate by reference previous or future filings, including this Proxy Statement, in whole or in part, the following report shall not be incorporated by reference into any of such filings.

The responsibilities of the Audit Committee include providing oversight to the financial reporting process of the Company through periodic meetings with the Company’s independent registered public accounting firm and management to review accounting, auditing, internal controls, and financial reporting matters. The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on senior management, including senior financial management, and its independent registered public accounting firm.

The Audit Committee has reviewed and discussed with senior management the audited financial statements of the Company that are included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2011. Management has confirmed to the Audit Committee that such financial statements (1) have been prepared with integrity and objectivity and are the responsibility of management and (2) have been prepared in conformity with accounting principles generally accepted in the United States.

The Audit Committee discussed with Whitley Penn LLP, our independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee has reviewed the written disclosures and letter from Whitley Penn LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding such firm’s communications with the Audit Committee concerning independence and has discussed with Whitley Penn LLP their independence from the Company.

Based on the review and discussions described above with respect to the audited financial statements of the Company, the Audit Committee recommended to the Board of Directors that such financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and in accordance with accounting principles generally accepted in the United States. That is the responsibility of management and the Company’s independent registered public accounting firm. In giving its recommendation to the Board of Directors, the Audit Committee relied on (1) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and (2) the report of the Company’s independent registered public accounting firm with respect to such financial statements.

Respectfully submitted,

Harold Montgomery
Craig Jessen
Laird Q. Cagan

Compensation Committee

The Board of Directors does not currently have a separate Compensation Committee and does not have a charter for the Compensation Committee. The Board of Directors believes that it is not necessary to have a “compensation committee” at this time in light of the Company’s small number of executive officers and employees, and because the functions of “compensation committee” are adequately performed by the Board of Directors. The Board of Directors reviews and approves objectives relevant to executive officer compensation; determines the compensation of executive officers in accordance with those objectives; approves severance arrangements and other applicable agreements for executive officers; oversees our equity-based and incentive compensation plans for executive officers; and recommends compensation policies and practices for service on the Board. The Board of Directors has authority to retain compensation consultants but has not done so to date. In matters involving the directors who are executive officers and their separate interests, the sole director that is not an executive officer casts the single vote.

Nominating Committee

The Board of Directors does not currently have a separate Nominating Committee and does not have a charter for the Nominating Committee. The Board of Directors believes that it is not necessary to have a “nominating committee” at this time in light of the Company’s early stage of development, and because the functions of “nominating committee” are adequately performed by the Board of Directors.

Director Nominations

All of the current nominees are incumbent directors who originally were appointed in connection with the change of control of the Company that took place on April 23, 2010, as discussed under “Security Ownership of Certain Beneficial Owners and Management” in this Proxy Statement. No other recommendations were received by the Company with respect to possible nominees to our Board of Directors. In the event that vacancies are anticipated, or otherwise arise, the Board of Directors will consider various potential candidates for director. Candidates may come to the attention of the Board of Directors through current Board members, professional search firms, shareholders or other persons.

The Board of Directors does not have a policy with respect to the consideration of any director candidates recommended by security holders and there is currently no defined policy or procedure requirements for shareholders to submit recommendations or nominations for directors. All recommended candidates will be considered by the Board of Directors for nomination. Any security holders submitting a recommendation to the Board of Directors for the nomination of a director may do so in a letter addressed to the Board of Directors, and mailed to the Company’s principal offices, in care of the Chief Executive Officer. The notice of a nomination must include your name, address and number of shares you own; the name, age, business address, residence address and principal occupation of the nominee; and the number of shares beneficially owned by the nominee. It must also include the information that would be required to be disclosed in the solicitation of proxies for election of directors under the federal securities laws, as well as whether the individual can understand basic financial statements and the candidate’s other board memberships (if any). The security holder must also submit the nominee’s consent to be elected and to serve. The Board of Directors may require any nominee to furnish any other information that may be needed to determine the eligibility and qualifications of the nominee.

Any recommendations in proper form received from shareholders will be evaluated in the same manner that potential nominees recommended by our Board members or management are evaluated. In order for a shareholder nominee to be considered as a candidate for director for the next annual meeting, timely notice of the nomination must be given in writing to the Corporate Secretary of the Company.

Director Qualifications

Directors are responsible for overseeing the Company’s business consistent with their fiduciary duty to shareholders. This significant responsibility requires highly-skilled individuals with various qualities, attributes and professional experience. The Board believes that there are general requirements for service on the Company’s Board of Directors that are applicable to all directors and that there are other skills and experience that should be represented on the Board as a whole, but not necessarily by each director. The Board considers the qualifications of directors and director candidates individually and in the broader context of the Board’s overall composition and the Company’s current and future needs.

Qualifications for All Directors

In its assessment of each potential candidate, including those recommended by shareholders, the Board considers the nominee’s judgment, integrity, experience, independence, understanding of the Company’s business or other related industries and such other factors the Board determines are pertinent in light of the current needs of the Board. The Board also takes into account the ability of a director to devote the time and effort necessary to fulfill his or her responsibilities to the Company.

The Board requires that each director be a recognized person of high integrity with a proven record of success in his or her field. Each director must demonstrate innovative thinking, familiarity with and respect for corporate governance requirements and practices, an appreciation of multiple cultures and a commitment to sustainability and to dealing responsibly with social issues. In addition to the qualifications required of all directors, the Board assesses intangible qualities, including the individual’s ability to ask difficult questions and, simultaneously, to work collegially.

The Board does not have a specific diversity policy, but considers diversity of race, ethnicity, gender, age, cultural background and professional experiences in evaluating candidates for Board membership. Diversity is important because a variety of points of view contribute to a more effective decision-making process.

Qualifications, Attributes, Skills and Experience to be Represented on the Board as a Whole

The Board has identified particular qualifications, attributes, skills and experience that are important to be represented on the Board as a whole, in light of the Company’s current needs and business priorities. The Company’s business is focused on the acquisition of recurring monthly residual income streams derived from credit card processing fees paid by retail stores in the United States. The Company’s business is intensely transactional within a single industry. Therefore, the Board believes that extensive experience or specific knowledge of asset acquisitions and the residual portfolio industry should be represented on the Board. The Company’s business is also multifaceted and involves complex financial transactions. Therefore, the Board also believes that the Board should include some directors with a high level of financial literacy and directors who possess relevant business experience as a Chief Executive Officer or President. The Company’s business also requires compliance with a variety of regulatory requirements. Therefore, the Board further believes that political and regulatory expertise should be represented on the Board.

Summary of Qualifications of Current Directors

Set forth below is a tabular disclosure of some of the specific qualifications, attributes, skills and experiences of our directors.

Harold H. Montgomery	•	Extensive experience in the payment processing industry, involved in acquisition of over 200 ISO merchant processing portfolios between 2003 and 2009.

	•	Leadership, governmental and political experience as Chief Executive Officer of ART Holdings, Inc., Trustee of the Communities Foundation of Texas, Trustee of the Caruth Foundation and St. Mark’s School of Texas.

	•	Extensive finance and capital markets knowledge and experience, holding an MBA from Stanford University and experience at investment bank Wellington Associates and ART Holdings, Inc.

	•	Outside board and public policy experience as a former board member and president of the Dallas Committee on Foreign Relations and Big Thought, and a member of the Council on Foreign Relations.

	•	Extensive understanding of industry and regulatory environment, serving as an industry expert for the Federal Reserve Bank of Philadelphia Payment Card Center and as an expert witness for the U.S. Congress for credit card reform legislation, and as a frequent speaker at industry events and trade shows and a regular contributor to industry trade publications.

Craig A. Jessen	•	Extensive experience in the payment processing industry and the acquisition of residual portfolios, involved in acquisition of over 200 ISO merchant processing portfolios between 2003 and 2009 and heading ART Holdings, Inc.’s underwriting and acquisition operations.

	•	Extensive finance and capital markets knowledge and experience, holding an MBA from Southern Methodist University and with experience at multibank holding company InterFirst Corporation and ART Holdings, Inc.

Laird Q. Cagan	•	Extensive experience and knowledge in finance and raising capital, serving as Managing Director of merchant banks Cagan McAfee Capital Partners, LLC and Cagan Capital LLC, as former Managing Director of FINRA-licensed broker-dealer Colorado Financial Service Corp., and holding an MBA from Stanford University.

•	Leadership experience as founder or executive officer of multiple entities across industries, including Evolution Petroleum Corporation, AE Biofuels, Inc., WorldSage, Inc., Global Carbon Group, LLC, and Blue Earth, Inc.

•	Outside executive and board experience as a current or former Board member of multiple companies across industries, including Evolution Petroleum, Fortes Financial Corporation, TWL Corporation, and CAMAC Energy Inc.

Meeting Attendance

The Board of Directors held 1 meeting during the 2011 fiscal year, with each Director attending the meeting. We encourage, but do not require, our Board members to attend our Annual Meeting of Shareholders. The Company held an annual meeting on June 7th of last year, with directors Harold Montgomery and Craig Jessen attending. Each director is expected to be present, either in-person or by telephone, at the Annual Meeting.

Director Independence

Because our Common Stock currently is not traded on any national securities exchange or other major trading system, we are not subject to any standards regarding the “independence” of our directors. None of the members of our Board of Directors is “independent” as defined in Rule 5605(a)(2) of the Listing Rules of the NASDAQ Stock Market.

Code of Ethics

Our Board of Directors has adopted a Code of Ethics covering all of our executive officers and key employees. A copy of our Code of Ethics will be furnished, without charge, to any person upon written request. Requests should be sent to: Corporate Secretary, Calpian, Inc., 500 North Akard Street, Suite 2850, Dallas, Texas 75201.

Involvement In Legal Proceedings

To the best of our knowledge, during the past five years, none of our directors or executive officers were involved in any of the following: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or (4) being found by a court of competent jurisdiction (in a civil action), the SEC, the Commodities Futures Trading Commission or any other federal or state judicial or administrative authority to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

The table below shows certain compensation information for services rendered by our current management in all capacities for the years ended December 31, 2011 and 2010. Other than as set forth herein, no executive officer’s total compensation exceeded $100,000 in any of the applicable years. The following information includes the dollar value of base salaries, bonus awards, equity awards granted, and certain other compensation, if any, whether paid or deferred.

Name and principal position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Total ($)
Harold Montgomery,	2011	$300,000	$0	$0	$300,000
Chairman of the Board and Chief Executive Officer	2010	$75,000	$125,000	$0	$200,000

David Pilotte,	2011	$223,000	$0	$58,933	$281,933
Chief Financial Officer	2010	$120,090	$0	$0	$120,090

Craig Jessen,	2011	$300,000	$0	$0	$300,000
President and Director	2010	$75,000	$125,000	$0	$200,000

Note:

(1) Award of 200,000 options dated April 13, 2011, as discussed below.

Messrs. Montgomery, Pilotte, and Jessen were appointed as executive officers on April 23, 2010, in connection with the change in control transaction pursuant to which the “shell company” Toyzap.com, Inc. was acquired by members of the Company’s current management team, affiliates thereof, and certain other purchasers (the “Change of Control”). Compensation amounts above reflect attaining certain milestones in the acquisition and development of the Company and its business plan, attaining certain financing milestones, and each person’s individual contributions. It also reflects only compensation for the partial year 2010 incurred since the Change of Control.

Mr. Lance Dean, the sole officer of the Company immediately prior to and until the Change of Control, did not receive any compensation from the Company during the years ended December 31, 2010, or December 31, 2009, and no termination or severance payments were made in connection with the Change of Control.

Employment Agreements with Executive Management

As of the date hereof, we have not entered into employment contracts with our officers but may do so in the future.

We are a party to an Independent Contractor’s Agreement, dated April 23, 2010, pursuant to which we have engaged David Pilotte to serve as our Chief Financial Officer. Effective February 1, 2011, the Company and Mr. Pilotte amended Mr. Pilotte’s engagement agreement to provide for the payment to Mr. Pilotte of a monthly retainer of $18,000 to serve as the Company’s CFO and to provide certain financial advisory and other services to the Company on an approximately 60% full-time basis. In addition, Mr. Pilotte is entitled to participate in the Company’s discretionary executive bonus program. The agreement is terminable by either party upon 30 days notice. Furthermore, in April 2011 the Company awarded Mr. Pilotte an option to purchase up to 200,000 shares of the Company’s $.001 par value Common Stock. The option vests monthly through 2016.

2011 Equity Incentive Plan

General. On April 13, 2011, the Board of Directors of the Company adopted the Company’s 2011 Equity Incentive Plan (the “Plan”), and on June 7, 2011, the Plan was adopted by shareholders at the 2011 Annual Meeting of Shareholders. The purposes of the Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants, and to promote the long-term growth and profitability of the Company.

Awards of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights (SARs), Performance Units and Performance Shares may be granted under the Plan. Subject to adjustment as described below, (a) the maximum aggregate number of awards that may be issued under the Plan is two million (2,000,000) Shares, (b) to the extent consistent with Section 422 of the Code, not more than an aggregate of 2,000,000 Shares may be issued as Incentive Stock Options, and (c) not more than 1,000,000 Shares (or for Awards denominated in cash, the fair market value of 1,000,000 Shares on the grant date), may be awarded to any individual participant in the aggregate in any one fiscal year of the Company, such limitation to be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Code Section 162(m). The number and class of shares available under the Plan are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events which change the number or kind of shares outstanding.

Administration. The Plan is administered by the Board of Directors or a committee. The Plan is currently being administered by the Company’s Board of Directors. The Board, acting as Administrator, has the authority to determine the specific terms and conditions of all awards granted under the Plan, including, without limitation, the number of shares subject to each award, the price to be paid for the shares, the exercise period and the applicable vesting criteria. The Administrator has discretion to make all other determinations necessary or advisable for the administration of the Plan. The Administrator, in its sole discretion, may impose conditions on vesting of Awards as it may deem advisable or appropriate, including but not limited to, achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion.

Stock Options. The Administrator will determine the exercise price, if any, of each award requiring exercise. Each stock option will have an exercise price not less than the fair market value of the stock subject to the stock option, determined as of the date of grant. A stock option intended to be an ISO granted to a person who owns (or by application of attribution rules is deemed to own) more than 10% of the total combined voting power of all classes of stock of our Company will have an exercise price equal to 110% of such fair market value. Awards requiring exercise will have a maximum term not to exceed ten years from the date of grant.

Effect of Certain Transactions. In the event of a merger or Change in Control (as defined in the Plan), any or all outstanding awards may be assumed or replaced by the successor corporation, which assumption or replacement shall be binding on all participants. In the alternative, the successor corporation may substitute equivalent awards or provide substantially similar consideration to participants as was provided to shareholders (after taking into account the existing provisions of the awards). The successor corporation may also issue, in place of outstanding shares of the Company held by the participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the participant. In the event that the successor corporation does not assume or substitute for the award, unless the Administrator provides otherwise, the participant will fully vest in and have the right to exercise all of his or her outstanding Options and SARs, including shares as to which such awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Performance Shares and Performance Units, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or SAR is not assumed or substituted in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or SAR will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or SAR will terminate upon the expiration of such period.

Termination of or Amendments to the Plan. The authority to grant new awards under the Plan will terminate on the earlier of the close of business on April 13, 2021, or the date on which all shares available for issuance are granted under the Plan, unless the Plan is terminated prior to that time by the Board of Directors. No amendment, alteration, suspension or termination of the Plan will impair the rights of any participant, unless mutually agreed otherwise between the participant and the Administrator, which agreement must be in writing and signed by the participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to awards granted prior to the date of such termination. The Board may at any time amend, alter, suspend or terminate the Plan, provided that the Company will obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with applicable laws.

Outstanding Equity Awards

On April 13, 2011, the Company issued non-qualified stock options to purchase a total of 200,000 shares of Common Stock to David N. Pilotte, the Chief Financial Officer of the Company, pursuant to the Plan. The value of the options vested is recognized at each vesting period using the Black-Scholes option pricing model with an initial expected holding period of 6.5 years from the date of grant and volatility based upon movements in the price of the Company’s underlying Common Stock.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date
David Pilotte	66,672	(1)	133,328	$2.50	4/13/21

(1)	Through July 31, 2012. Options vest monthly over a 48-month period, commencing as of the date of grant.

No options were exercised during 2011.

Directors’ Compensation

During 2011, no separate compensation was paid to directors for their services as members of the Board of Directors. The Company has no formal director compensation policies or bonus plan, and future compensation or bonuses, if any, will be at the discretion of the Board of Directors.

	Director Compensation
Name	Fees earned or paid in cash	All other compensation		Total $
Laird Q. Cagan	$0	$174,000	(1)	$174,000

(1)	On January 1, 2011, the Company entered into a management advisory agreement with Cagan McAfee Capital Partners, LLC (“CMCP”), a merchant bank owned and controlled by Mr. Laird Cagan, a member of the Company’s Board of Directors and a significant shareholder of the Company. The non-exclusive agreement provides that CMCP will advise the Company on an array of financial and strategic matters and provide for the services of Laird Cagan, as a member of the Company’s Board of Directors. Pursuant to the agreement, CMCP will be paid $14,500 plus expenses each month in arrears beginning January 2011 and continuing through December 2013. The agreement continues month-to-month beyond December 2013 and is thereafter terminable by either party upon 30 days notice. Amounts expensed in 2011 under the CMCP agreement totaled $174,000, of which $116,000 remained unpaid at December 31, 2011.

Other than for the services of Laird Cagan arranged through CMCP described above, we do not expect to pay the remaining directors separate compensation for their services as members of the Board of Directors in 2012.

Indemnification

Our Bylaws provide that we must indemnify and hold harmless our directors, officers, and other persons referenced in our Certificate of Formation, as and to the extent permitted by the Texas Business Corporation Act. The indemnification is intended to be to the fullest extent permitted by the laws of the State of Texas.

Regarding indemnification for liabilities arising under the Securities Act, which may be permitted to directors or officers under Texas law, we are informed that, in the opinion of the Securities and Exchange Commission, indemnification is against public policy, as expressed in the Act and is, therefore, unenforceable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information with respect to the beneficial ownership of our Company as of May 23, 2012 by (a) each person or group who beneficially owns more than 5% of any class of our capital stock, (b) each of our executive officers and directors, and (c) all of our executive officers and directors as a group. The address for each person named below is c/o Calpian, Inc., 500 North Akard Street, Suite 2850, Dallas, Texas 75201.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and except for community property laws where applicable, the persons named in the table below have sole voting and investment power with respect to all shares of stock shown as beneficially owned by them.

Name of Beneficial Owner	Common Stock Beneficially Owned	Percentage of Common Stock (1)
Harold Montgomery,
Chairman of the Board and Chief Executive Officer (2)	5,366,984	26.7%

Craig Jessen,
Director and President (3)	3,300,000	16.4%

Laird Q. Cagan,
Director (4)	3,356,626	16.97%

John Liviakis (5)	1,100,000	5.5%

David Pilotte,
Chief Financial Officer (6)	103,339	0.5%

All officers and directors as a group (4 persons) (7)	12,126,949	60.54%

(1)	Based on 20,089,366 shares of Common Stock issued and outstanding at May 23, 2012.
(2)	Comprised of: (i) 1,190,000 shares of our Common Stock owned directly by Harold Montgomery; (ii) 3,810,000 shares of our Common Stock held in an IRA fbo Mr. Montgomery; (iii) 47,242 shares of our Common Stock owned by the Molly Ann Montgomery 1995 Trust and 47,242 shares owned by the Philip Graham Montgomery 1997 Trust, trusts for the benefit of Mr. Montgomery’s children for which Mr. Montgomery is trustee; (iv) 150,000 shares owned by Montgomery Investments, L.P. (the “LP”); (v) 100,000 shares owned by Montgomery Non-Exempt Marital Trust, utd 01/01/07 (the “Trust”); and (vi) 22,500 shares of our Common Stock issuable upon exercise of immediately exercisable warrants beneficially owned by a company whose shareholders include Mr. Montgomery and members of his family. Mr. Montgomery is a limited partner in the LP. The general partner of LP is a member of Mr. Montgomery’s immediate family. Mr. Montgomery may be deemed a remainderman of the Trust and may be deemed to share investment control over the shares held by the Trust. Mr. Montgomery disclaims beneficial ownership of all of the foregoing securities except to the extent of his pecuniary interest therein.
(3)	Comprised of shares of our Common Stock held in an IRA fbo Mr. Jessen.
(4)	Comprised of: (i) 1,640,000 shares of our Common Stock held in an IRA fbo Mr. Cagan; and (ii) 1,184,000 shares of our Common Stock held in an IRA fbo Mr. Cagan’s spouse; (iii) 16,000 shares of our Common Stock held in the Cagan-Wolfenbarger Family Trust and (iv) 516,626 shares of our Common Stock issuable upon exercise of immediately exercisable warrants beneficially owned by Mr. Cagan.
(5)	Comprised of: (i) 514,760 shares of our Common Stock held by Mr. Liviakis; (ii) 485,240 shares of our Common Stock held in an IRA fbo Mr. Liviakis; and (iii) 100,000 shares of our Common Stock held by Liviakis Financial Communications, Inc. Liviakis Financial Communications, Inc. is our public relations firm, and Mr. John Liviakis is its sole shareholder, President and Chief Executive Officer (see “Related Party Transactions” below).
(6)	Comprised of: (i) 36,667 shares of our Common Stock held by Mr. Pilotte; and (ii) options to purchase 66,672 shares our Common Stock exercisable through July 2012 at an exercise price of $2.50 per share, pursuant to an option to purchase an aggregate of 200,000 shares of our Common Stock at an exercise price of $2.50 per share, granted on April 13, 2011, which vests with respect to 4,167 shares on the last day of each month following date of grant.
(7)	Represents shares of our Common Stock beneficially held by Messrs. Montgomery, Jessen, Cagan, and Pilotte.

Equity Compensation Plan Information

The following table sets forth all compensation plans previously approved by the Company’s security holders as of December 31, 2011. The Company had no compensation plans that were not previously approved by the Company’s shareholders as of December 31, 2011.

Equity Compensation Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	200,000	$2.50	1,800,000
(1)	Includes the 2011 Equity Incentive Plan.

Changes in Control

There are currently no arrangements known to us that may result in a change in control of the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires directors and certain officers of the Company, as well as persons who own more than 10% of a registered class of the Company’s equity securities (“Reporting Persons”), to file reports with the SEC.

Based upon a review of filings with the SEC and written representations from our directors, officers, and other persons who own more than 10% of a registered class of the our shares that no other reports were required, the Company believes that all parties complied during 2011 with the reporting requirements of Section 16(a) of the Exchange Act, except that due to an administrative error, Mr. Cagan was untimely with respect to one Form 4 filing.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors is responsible for establishing broad corporate policies and monitoring the overall performance of the Company. It selects the Company’s executive officers, delegates authority for the conduct of the Company’s day-to-day operations to those officers, and monitors their performance. Members of the Board are kept informed of the Company’s business by participating in Board meetings, by reviewing analyses and reports, and through discussions with the Chairman and other officers.

There are currently three (3) directors serving on the Board. At the Meeting, three (3) directors will be elected, each to hold office until the next Annual Meeting of Shareholders or his earlier death or resignation or until his successor, if any, is elected or appointed. The individuals who have been nominated for election to the Board at the Meeting are listed in the table below. Each of the nominees is a current director of the Company.

NOMINEES

The names, the positions with the Company and the ages as of the Record Date of the individuals who are our nominees for election as directors are:

Name	Age	Position/s	Director Since
Harold H. Montgomery	52	Chairman of the Board, Chief Executive Officer and Secretary	April 23, 2010
Craig A. Jessen	54	President and Director	April 23, 2010
Laird Q. Cagan	54	Director	April 23, 2010

For information as to the shares of the Common Stock held by each nominee, see “Securities Ownership of Certain Beneficial Owners and Management,” which starts on page 13 of this Proxy Statement. See “Directors and Executive Officers” above for biographical summaries for each of our director nominees.

All directors will hold office until the next annual meeting or until his successor is elected, or until his earlier death, resignation, removal or disqualification, and until his respective successors are duly elected and qualified. There are no arrangements or understandings between any of the nominees, directors or executive officers and any other person pursuant to which any of our nominees, directors or executive officers have been selected for their respective positions. No nominee, member of the board of directors or executive officer is related to any other nominee, member of the board of directors or executive officer.

If, as a result of circumstances not now known or foreseen, any of the nominees is unwilling or unavailable to serve as a nominee for the office of director at the time of the Meeting, the holders of the proxies solicited by this Proxy Statement may vote those proxies either (i) for the election of a substitute nominee who will be designated by the proxy holders or by the present Board or (ii) for the balance of the nominees, leaving a vacancy. Alternatively, the size of the Board may be reduced accordingly. The Board has no reason to believe that any of the nominees will be unwilling or unable to serve, if elected as a director. The three nominees for election as directors are uncontested. Directors are elected by a plurality of the votes cast at the meeting. Proxies submitted on the accompanying proxy card will be voted for the election of the nominees listed below, unless the proxy card is marked otherwise.

Director Selection

The Company’s Board of Directors is responsible for identifying individuals qualified to become Board members. The Board of Directors considers recommendations for director nominees, including those submitted by the Company’s shareholders, on the basis described below. Shareholders may recommend nominees by writing to the Board of Directors, c/o the Corporate Secretary, Calpian, Inc., 500 North Akard Street, Suite 2850, Dallas, Texas 75201. Shareholder recommendations will be promptly provided to the Chairman of the Board of Directors.

In identifying and evaluating nominees, the Board of Directors may consult with management, consultants, and other individuals likely to possess an understanding of the Company’s business and knowledge of suitable candidates. In making its recommendations, the Board of Directors assesses the requisite skills and qualifications of nominees and the composition of the Board as a whole in the context of the Board’s criteria and needs. In evaluating the suitability of individual board members, the Board of Directors may take into account many factors, including education, reputation, experience, independence, leadership qualities, personal integrity, and such other criteria as the Board of Directors deems relevant. The Board of Directors evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that can best perpetuate the success of the Company’s business and represent shareholder interests through the exercise of sound judgment, using its diversity of experience. For information about the specific minimum qualifications, qualities and skills that the Board believes must be met by its director nominees, see “Corporate Governance–Director Qualifications” above.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since the beginning of the Company’s last fiscal year, the Company has been or is currently a participant in the following material transactions with related persons:

Investor Relations Agreement

On April 23, 2010, John Liviakis acquired beneficial ownership of 1,000,000 shares of our Common Stock (as adjusted to reflect the Stock Dividend) from the selling shareholders as a part of the Change of Control described above in the section “Security Ownership of Certain Beneficial Owners and Management – Changes in Control”. On April 26, 2010, we engaged Liviakis Financial Communications, Inc. as our public relations firm pursuant to an agreement that expires on April 30, 2012. Pursuant to this agreement, and as sole compensation thereunder, we issued to Liviakis Communications, Inc. 100,000 shares of our Common Stock (as adjusted to reflect the Stock Dividend), which shares we valued at $75,000 based upon concurrent market quotes for the shares. Mr. Liviakis is the sole shareholder, President and Chief Executive Officer of Liviakis Financial Communications, Inc., and is currently the beneficial owner of approximately 5.5% of our issued and outstanding shares of Common Stock.

Placement Agent Agreement

On April 30, 2010, the Company entered into an engagement agreement with Colorado Financial Service Corporation (“CFSC”), pursuant to which CFSC agreed to act as the exclusive financial advisor to the Company in connection with the proposed private placement of unregistered equity or equity linked securities of the Company (the “Offering”). Laird Cagan, a director of the Company and current beneficial owner of approximately 16.7% of the issued and outstanding Common Stock of the Company, is a registered representative and principal of CFSC. Pursuant to the engagement agreement with CFSC, the Company is required to indemnify CFSC against certain civil liabilities, including liabilities under the Securities Act, and to pay CFSC’s fees for securities sold by CFSC in the Offering equal to 8% of the aggregate gross Offering proceeds from all sales placed by CFSC in the Offering (the “Placement Agent Fee”). In addition, the Company was required to pay a non-accountable expense allowance to CFSC of 2% of the gross Offering proceeds (the “Expense Allowance”). CFSC agents were also collectively entitled to receive warrants to purchase a number of shares of securities of the Company equal to 10% of the number of shares placed by CFSC in the Offering. As a registered representative and principal of CFSC, Mr. Cagan was entitled to receive a substantial portion of the Placement Agent Fee, Expense Allowance, and Placement Agent Warrants due and owing to CFSC in connection with the Offering.

As a result of the placement agent services CFSC provided to the Company in connection with the August and September 2010 closings of our private placement of Series A Convertible Preferred Stock, the Company paid to CFSC $73,672 and issued to CSFC warrants to purchase an aggregate of 35,001 shares of Common Stock of the Company, of which Mr. Cagan received $55,547 and 16,626 warrants to purchase Company Common Stock. There were no fees paid under the agreement in 2011.

The agreement with CFSC was terminated effective February 10, 2012, by mutual agreement.

$3 Million Secured Subordinated Debt Offering

On July 29, 2011, the Company consummated the second closing (the “Second Closing”) under its up to $3 million secured subordinated debt offering (the “$3MM Offering”). The $3MM Offering had its initial closing on December 31, 2010. At the Second Closing, the Company entered into a subscription agreement (the “$3MM Subscription Agreement”) with Cagan Capital, LLC, an entity owned and controlled by Laird Q. Cagan, a director and significant shareholder of the Company, pursuant to which the Company sold and issued to Cagan Capital, LLC a total of $1,000,000 aggregate principal amount of the Company’s secured subordinated promissory notes (the “$3 MM Offering Notes”) and warrants (the “$3MM Offering Warrants,” and together with the $3MM Offering Notes, the “$3MM Offering Securities”) to purchase up to a total of 500,000 shares of Company Common Stock. The $3MM Offering Warrants are exercisable on a cashless basis at an exercise price of $1.00 per share, and expire

July 29, 2016. To date, none of the principal amount outstanding on the $3MM Offering Notes, or any interest thereon, has been paid by the Company. The sale and issuance of the $3MM Offering Securities to Cagan Capital, LLC was approved by the disinterested Board of Directors as being in the best interest of, and fair and reasonable to, the Company and its shareholders.

$2 Million Secured Subordinated Debt Offering

On March 28, 2012, the Company issued $150,000 of subordinated debt and a five- year warrant to purchase 22,500 shares of Common Stock pursuant to its $2 Million Subordinated Debt Offering to a company whose shareholders include Harold Montgomery, the Company’s Chairman and Chief Executive Officer, and members of his family. The $2MM Offering had its initial closing on December 31, 2010.

Sale of Common Stock

On March 23, 2012, Mr. Pilotte acquired 16,667 shares of the Company’s Common Stock at $1.50 per share. The shares of Common Stock were sold to help finance the Company’s investment in Digital Payment Processing Limited.

Corporate Offices

Our corporate offices, comprised of approximately 6,000 square feet of office space, are being provided to us on a month-to-month basis through a sublease with ART, an entity owned and controlled by Messrs. Montgomery and Jessen, each of whom are officers, directors, and controlling shareholders of our Company. The lease rate for the space is $3,000 per month. During 2011, the Company paid $36,000 directly to the landlord pursuant to the sublease.

Transaction World Magazine

Due to its strategic value in marketing Calpian to the ISO community, we maintain an administrative support, marketing, and advertising relationship with Transaction World Magazine and have funded all of the magazine’s expenses, net of advertising revenue, since March 2011. Such net expenses averaged approximately $22,000 per month. Transaction World Magazine, Inc. is a wholly-owned subsidiary of ART. Harold Montgomery and Craig Jessen, both directors, executive officers, and controlling shareholders of Calpian, are founders, controlling shareholders, directors, and executive officers of ART.

Management Advisory Agreement

The Company and Cagan McAfee Capital Partners, LLC (“CMCP”) entered into an Advisory Agreement, dated January 1, 2011, pursuant to which CMCP agreed to serve as the Company’s nonexclusive management advisor. Pursuant to the Advisory Agreement, CMCP is entitled to receive a monthly advisory fee of $14,500 for management work commencing on January 1, 2011 and continuing through December 31, 2013. In addition, the Advisory Agreement obligates the Company to indemnify CMCP against certain liabilities in connection with the engagement of CMPC under the Advisory Agreement. Laird Q. Cagan, the Managing Director and 50% owner of CMCP, currently serves as a member of the Company’s Board of Directors and is a significant shareholder of the Company. As a result, Mr. Cagan may be deemed to have a direct material interest in the transactions under the Advisory Agreement. Amounts expensed in 2011 under the CMCP agreement totaled $174,000, of which $116,000 remained unpaid at December 31, 2011. The engagement of CMCP and entry into the Advisory Agreement was approved by the disinterested Board of Directors as being in the best interest of, and fair and reasonable to, the Company and its shareholders.

The Board of Directors recommends a vote FOR the election of the nominees listed above.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Board of Directors has selected Whitley Penn LLP (“WP”) to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2012. WP was the Company’s independent registered public accounting for the fiscal year ending December 31, 2011.

We are asking our shareholders to ratify the selection of WP as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of WP to our shareholders for ratification as a matter of good corporate practice. In the event our shareholders fail to ratify the appointment, the Board of Directors may reconsider this appointment.

The Company has been advised by WP that neither the firm nor any of its associates had any relationship with the Company other than the relationship that exists between independent registered public accountant firms and their clients during the last fiscal year. Representatives of WP will be available via teleconference during the Meeting, at which time they may make any statement they consider appropriate and will respond to appropriate questions raised at the Meeting.

Change in Registered Public Accounting Firm

On June 4, 2010, Rosenberg Rich Baker Berman & Company (“RRBB”) was dismissed as the principal accountants to audit the financial statements of the Company. The Company’s full Board of Directors approved such dismissal.

None of the reports of RRBB on the Company’s financial statements for either of 2008 or 2009 contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Company’s audited financial statements for the fiscal years ended December 31, 2009 and December 31, 2008 contained a going concern qualification.

During the Company’s two most recent fiscal years and through the date of this Report, there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) with either RRBB or WP, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to RRBB’s or WP’s satisfaction, as applicable, would have caused either of them to make reference to the subject matter of the disagreement in connection with their respective reports on the Company’s financial statements, and there were no reportable events as defined in Item 304(a)(i)(v) of Regulation S-K.

The Company provided RRBB with a copy of the foregoing statements with a request to provide the Company with a letter addressed to the Securities and Exchange Commission (“SEC”) stating that the client-auditor relationship between RRBB and the Company has ceased and that they agree with the foregoing statements. RRBB provided the requested letter on June 7, 2010.

On June 4, 2010, the Company engaged WP to serve as its independent registered public accounting firm. During the two most recent fiscal years and the interim periods preceding the engagement, the Company has not consulted WP regarding the application of accounting principles to a specific transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company’s financial statements, or any of the matters set forth in Item 304(a)(1)(iv) or (v) of Regulation S-K.

Independent Registered Public Accounting Firm’s Fees

Audit Fees

During 2011, the Company incurred fees and expenses of $59,836 with WP, the Company’s independent registered public accountants. Such fees were for the performance of the annual audit for year ending December 31, 2010, and for review of quarterly financial statements included in our Forms 10-Q during 2011. We also incurred fees of $1,500 with RRBB, the Company’s predecessor accountants, in connection with their opinion appearing in the 2010 Form 10-K.

During 2010, we incurred aggregate fees and expenses of $12,511 with WP and $2,500 with RRBB. Such fees were for the performance of the annual audit for year ending December 31, 2009, and for review of quarterly financial statements included in our Forms 10-Q during 2010.

Audit-Related Fees

“Audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. No audit-related services were provided by either WP or RRBB during 2011 or 2010.

Tax Fees

“Tax fees” are fees for tax compliance, tax advice and tax planning. No tax advisory services were provided by either WP or RRBB during 2011 or 2010.

All Other Fees

No other services were provided by either WP or RRBB during 2011 or 2010.

Pre-Approval Policies and Procedures

It is the policy of our Board of Directors that all services to be provided by our independent registered public accounting firm, including audit services and permitted audit-related and non-audit services, must be pre-approved by our Board of Directors. Our Board of Directors pre-approved all services, audit and non-audit, provided to us by WP and RRBB for 2011 and 2010.

The Board of Directors recommends a vote FOR ratification of the selection of Whitley Penn LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

SHAREHOLDER COMMUNICATIONS

The Company has a process for shareholders who wish to communicate with the Board of Directors. Shareholders who wish to communicate with the Board may write to it at the following address: Board of Directors, Calpian, Inc. 500 North Akard Street, Suite 2850, Dallas, Texas 75201.

These communications will be reviewed by one or more employees of the Company designated by the Board, who will determine whether they should be presented to the Board. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications.

SHAREHOLDER PROPOSALS FOR THE 2013 ANNUAL MEETING

If you wish to have a proposal included in our proxy statement for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by the Corporate Secretary of Calpian, Inc. at 500 North Akard Street, Suite 2850, Dallas, Texas 75201, no later than the close of business on January 29, 2013. All notices must be received by our Corporate Secretary by the close of business on the specified date to be deemed to have been delivered on that date. A proposal which is received after that date or which otherwise fails to meet the requirements for shareholder proposals established by the SEC will not be included. The submission of a shareholder proposal does not guarantee that it will be included in the proxy statement. If the date of next year’s annual meeting is changed by more than 30 days from the date of this year’s annual meeting, the deadline for inclusion of proposals in our proxy statement is instead a reasonable time before we begin to print and send our proxy materials. Such proposals also will need to comply with Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials. If we do not receive timely notice of a shareholder proposal, the proxies that we hold may confer discretionary authority to vote against such shareholder proposal, even though such proposal is not discussed in our Proxy Statement for that meeting.

A shareholder proposal submitted outside the process set forth above will be deemed untimely for the purposes of being presented for consideration at the annual meeting if the Company does not have notice of the matter prior to April 14, 2013, at least 45 days before the date on which the Company is first sending its proxy materials for this year’s Meeting. If the date of the meeting has changed more than 30 days from this year’s Meeting, then notice must not have been received a reasonable time before the registrant sends its proxy materials for the current year.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors has no knowledge of any business which will be presented for consideration at the Meeting other than the election of directors and the ratification of the appointment of the accountants of the Company. Should any other matters be properly presented, it is intended that the enclosed proxy card will be voted in accordance with the best judgment of the persons voting the proxies.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements, and other information with the Securities and Exchange Commission (“SEC”). You can read and copy these reports, proxy statements, and other information concerning our company at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information about the operation of the SEC’s Public Reference Room. The SEC also maintains an Internet site that contains all reports, proxy statements and other information that we file electronically with the SEC. The address of that website is http://www.sec.gov.

Upon written request, we will mail, without charge, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, including the financial statements, schedules, and list of exhibits. Requests should be sent to us at the following address: Calpian, Inc., 500 North Akard Street, Suite 2850, Dallas, Texas 75201, Attention: Secretary.

PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. YOU MAY REVOKE YOUR PROXY BY GIVING WRITTEN NOTICE OF REVOCATION TO THE COMPANY PRIOR TO THE ANNUAL MEETING, BY EXECUTING A LATER DATED PROXY AND DELIVERING IT TO COMPANY’S CORPORATE SECRETARY PRIOR TO THE ANNUAL MEETING OR BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON.

May 23, 2012	By Order of the Board of Directors

/s/ Harold H. Montgomery
Harold H. Montgomery
Chairman, Chief Executive Officer and Secretary

APPENDIX A

PROXY

CALPIAN, INC. ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 21, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Know all men by these presents that the undersigned shareholder of CALPIAN, INC. (“Company”) hereby constitutes and appoints Harold H. Montgomery, the Company’s Chief Executive Officer, as attorney and proxy to appear, attend and vote all of the shares of the Company standing in the name of the undersigned at the Annual Meeting of Shareholders of the Company to held at the Law Offices of Sheef & Stone LLP, 500 N. Akard Ave., Suite 2700, Dallas, Texas 75201, U.S.A., on June 21, 2012 at 10:00 a.m. local time, and at any adjournment thereof.

Proposal 1	Elect as Directors the nominees listed below:	→	FOR ALL	AGAINST ALL	FOR ALL EXCEPT
			☐	☐
	Harold Montgomery				☐
	Craig Jessen				☐
	Laird Q. Cagan				☐
Proposal 2	Approve the ratification of Whitley Penn LLP as the Company’s accountant for fiscal year 2012.	→	FOR	AGAINST	ABSTAIN
			☐	☐	☐
Proposal 3	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and any adjournment or adjournments thereof.
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES, AND FOR THE RATIFICATION OF THE SELECTION OF WHITLEY PENN LLP, AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING THE ELECTION OF ANY PERSON TO THE BOARD OF DIRECTORS WHERE A NOMINEE NAMED IN THE PROXY STATEMENT DATED MAY 23, 2012 IS UNABLE TO SERVE OR, FOR GOOD CAUSE, WILL NOT SERVE.				MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated:                                                          , 2012

(Print Name of Shareholder and/or Joint Tenant)
I (we) acknowledge receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement dated May 23, 2012, and the 2011 Annual Report on Form 10-K to Shareholders and ratify all that the proxies, or either of them, or their substitutes may lawfully do or cause to be done by virtue hereof and revoke all former proxies.				(Signature of Shareholder)
(Second Signature if held jointly)

A-1